EX-99.770.  Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs CORE Fixed Income Fund

Name of Underwriter From Who Purchased:  SSMB

Name of Underwriting syndicate member:
Citigroup, Goldman Sachs & Co., JP Morgan Securities,
Bank One Capital Markets, Fleet Securities, Key Capital Corp.,
PNC Capital Markets, Scotia Capital Inc., Wachovia Securities, Inc.

Name of Issuer:  Medco Healthcare Solutions

Title of Security:  MHS 7-1/4%

Date of First Offering:.  8/12/03

Dollar Amount Purchased:  $991,950
Number of Shares Purchased:  1,000,000
Price Per Unit:  99.1950
Resolution approved:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter From Who Purchased:  LB

Name of Underwriting syndicate member:
Citigroup Global Capital Markets Ltd., Lehman Brothers International (Europe), Goldman Sachs International, Caboto
Name of Issuer:  ASPropulsion Capital BV
Title of Security:  ASPRO 9-5/8

Date of First Offering:.  9/29/03

Dollar Amount Purchased:  $3,000,000

Number of Shares Purchased:  3,000,000

Price Per Unit:  100

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter From Who Purchased:  SCOT

Name of Underwriting syndicate member:
Goldman, Sachs & Co.

Name of Issuer:  Calpine Corp.

Title of Security:  CPN 8-3/4

Date of First Offering:.  7/10/03

Dollar Amount Purchased:  $3,500,000

Number of Shares Purchased:  3,500,000

Price Per Unit:  100

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter From Who Purchased:  BOA

Name of Underwriting syndicate member:
Bank of America Securities LLC, Deutsche Bank Securities, Inc.,
BYN Capital Markets, Citigroup, Credit Lyonnais Securities (USA) I, Fleet Securities, Goldman, Sachs & Co., Merrill Lynch & Co.,
Scotia Capital Inc., Societe Generale, UBS, Wells Fargo

Name of Issuer:  Host Marriott LP

Title of Security:  HMT 7-1/8

Date of First Offering:.  10/27/03

Dollar Amount Purchased:  $5,000,000

Number of Shares Purchased:  5,000,000

Price Per Unit:  100

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter From Who Purchased:  SSMB

Name of Underwriting syndicate member:
Citigroup, Goldman Sachs International,
Morgan Stanley & Co. International

Name of Issuer:  Johnson Diversey Holdings, Inc.

Title of Security:  JONDIV/10.67

Date of First Offering:.  9/11/03

Dollar Amount Purchased:  $329,210,000

Number of Shares Purchased:  5,000,000

Price Per Unit:  65.842

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter From Who Purchased:  UBS Financial Services, Inc.

Name of Underwriting syndicate member:
UBS Financial Services Inc.

Name of Issuer: California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds, Series 2003A
First Lien Bonds

Title of Security: California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds, Series 2003A
First Lien Bonds

Date of First Offering:.  8/5/2003

Dollar Amount Purchased:  $877,832

Number of Shares Purchased:  900,000

Price Per Unit:  92.273

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter From Who Purchased:  First Albany Corp.

Name of Underwriting syndicate member:
First Albany Corp.

Name of Issuer: California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds, Series 2003A First Lien Bonds

Title of Security: California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds, Series 2003A First Lien Bonds

Date of First Offering:.  8/4/2003

Dollar Amount Purchased:  $1,608,848

Number of Shares Purchased:  1,505,000

Price Per Unit:  106.568

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $338,544

Number of Shares Purchased:  350,000

Price Per Unit:  96.727

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $1,069,638

Number of Shares Purchased:  1,090,000

Price Per Unit:  98.132

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $625,722

Number of Shares Purchased:  650,000

Price Per Unit:  96.265

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased:  UBS Financial Services, Inc.

Name of Underwriting syndicate member:
UBS Financial Services, Inc.

Name of Issuer: California Infrastructure and Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit Revenue Bonds,
Series 2003A First Lien Bonds

Title of Security: California Infrastructure and Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit Revenue Bonds,
Series 2003A First Lien Bonds

Date of First Offering:.  8/5/2003

Dollar Amount Purchased:  $4,974,381.33

Number of Shares Purchased:  5,100,000

Price Per Unit:  92.273

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $7,752,428

Number of Shares Purchased:  7,900,000

Price Per Unit:  98.132

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $2,563,265

Number of Shares Purchased:  2,650,000

Price Per Unit:  96.727

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $4,668,852

Number of Shares Purchased:  4,850,000

Price Per Unit:  96.265

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased:  Banc One Capital Markets

Name of Underwriting syndicate member:
Banc One Capital Markets

Name of Issuer: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Title of Security: City of Chicago, Chicago OHare International Airport, General Airport Third Lien Revenue Bonds

Date of First Offering:.  8/14/2003

Dollar Amount Purchased:  $10,457,400

Number of Shares Purchased:  10,000,000

Price Per Unit:  104.574

Resolution approved:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2003 for the fixed income Funds; August 31, 2003 for the equity Funds; and September 30, 2003 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.